Exhibit 10.22

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), is dated as of March 7, 2018, by and among (i) IPSCO TUBULARS INC., a Delaware corporation (“IPSCO”), (ii) TMK IPSCO INTERNATIONAL, L.L.C., a Delaware limited liability company (“TMK IPSCO”), (iii) IPSCO KOPPEL TUBULARS, L.L.C., a Delaware limited liability company (“IPSCO Koppel”), (iv) IPSCO TUBULARS (KY) INC., a Kentucky corporation (“IPSCO Kentucky”), (v) ULTRA PREMIUM OILFIELD SERVICES, LTD., a Kentucky limited partnership (“Ultra,” and together with IPSCO, TMK IPSCO, IPSCO Koppel, and IPSCO Kentucky, each, individually, a “Borrower”, and collectively, the “Borrowers”), (vi) TMK NSG, L.L.C., a Delaware limited liability company (“TMK NSG”), (vii) UPOS, L.L.C., a Kentucky limited liability company (“UPOS”), and (viii) UPOS GP, L.L.C., a Kentucky limited liability company (“UPOS GP,” and, together with the Borrowers, TMK NSG, and UPOS, each, a “Loan Party,” and collectively, the “Loan Parties”), the lenders identified on the signature pages hereof (each of such lenders, together with its successors and permitted assigns, is referred to hereinafter as a “Lender”), and JPMORGAN CHASE BANK, N.A., in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WITNESSETH:

WHEREAS, the Loan Parties, Administrative Agent, and the Lenders are parties to that certain Credit Agreement, dated as of December 7, 2017 (the “Credit Agreement”);

WHEREAS, the Loan Parties have requested that the Lenders and Administrative Agent agree to amend certain provisions of the Credit Agreement; and

WHEREAS, the Lenders and Administrative Agent are willing to agree to such amendments, subject to the terms hereof;

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein have the meanings assigned to such terms in the Credit Agreement, as amended hereby.

SECTION 2. Amendments. Upon the Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended as follows:

(a)    The following definitions are hereby inserted into Section 1.01 of the Credit Agreement in a manner that maintains alphabetical order:

“‘Dissolution Conditions’ shall mean:

(a)    Administrative Agent shall have received executed copies of all documentation evidencing or describing the dissolution of each of UPOS and UPOS GP; and

FIRST AMENDMENT TO CREDIT AGREEMENT

(b)    Administrative Agent and the Lenders shall have received all necessary credit approval.

“‘IPSCO Kentucky Reorganization Conditions’ shall mean:

(a)     New IPSCO Kentucky shall have executed and delivered to Administrative Agent, and Administrative Agent shall have executed, a Joinder Agreement;

(b)    New IPSCO Kentucky shall have executed and delivered to Administrative Agent, a Security Agreement Supplement (as defined in the Security Agreement);

(c)    Administrative Agent shall have received and approved executed copies of all documentation evidencing or describing (i) the merger of IPSCO Kentucky into New IPSCO Kentucky, and (ii) to the extent applicable, the sale, transfer, or assignment of Collateral by IPSCO Kentucky to New IPSCO Kentucky;

(d)     Administrative Agent shall have received an appropriate financing statement duly filed in such office or offices as may be necessary or, in the opinion of Administrative Agent, desirable, to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a first-priority perfected Lien on the Collateral of New IPSCO Kentucky, subject to Permitted Encumbrances, in form and substance acceptable to Administrative Agent in its sole discretion;

(e)    Administrative Agent shall have received (i) a certificate of New IPSCO Kentucky, executed by an officer of TMK NSG, which shall (A) certify the resolutions of IPSCO’s Board of Directors for and on behalf of IPSCO, in IPSCO’s capacity as the sole member of TMK NSG, in TMK NSG’s capacity as the sole member of New IPSCO Kentucky, authorizing the execution, delivery and performance of the Loan Documents to which New IPSCO Kentucky is a party, (B) identify by name and title and bear the signatures of the officers of TMK NSG authorized to sign the Loan Documents to which New IPSCO Kentucky is a party, and (C) contain appropriate attachments, including the certificate of formation of New IPSCO Kentucky certified by the relevant authority of the jurisdiction of organization of New IPSCO Kentucky and a true and correct copy of New IPSCO Kentucky’s limited liability company agreement or other organizational or governing documents, (ii) a good standing certificate for New IPSCO Kentucky from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for New IPSCO Kentucky from the appropriate governmental officer in such jurisdiction, each in form and substance acceptable to Administrative Agent in its Permitted Discretion, and (iii) a properly completed and signed IRS Form W-8 or W-9, as applicable, for New IPSCO Kentucky;

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(f)    Administrative Agent shall have received the results of a recent lien search in the jurisdiction where New IPSCO Kentucky is organized and in each jurisdiction where the assets of New IPSCO Kentucky are located, and such search shall reveal no Liens on any of the assets of New IPSCO Kentucky except for Permitted Encumbrances;

(g)    Administrative Agent shall have received a favorable legal opinion from counsel to each of the Loan Parties and New IPSCO Kentucky, in form and substance satisfactory to Administrative Agent in its sole discretion; and

(h)    (i) Administrative Agent and the Lenders shall have (A) received (1) all necessary credit approval, (2) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, for New IPSCO Kentucky and certain Persons designated by Administrative Agent or any Lender as an “executive officer” or a “key shareholder”, and (3) such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested, and (B) completed all legal and regulatory due diligence with respect to New IPSCO Kentucky, and (ii) the corporate structure, capital structure and other material debt instruments, material accounts and governing documents of New IPSCO Kentucky shall be acceptable to the Administrative Agent in its sole discretion.

“‘New IPSCO Kentucky’ has the meaning set forth in Section 6.03(a).

“‘New Ultra’ has the meaning set forth in Section 6.03(a).

“‘Ultra Reorganization Conditions’ shall mean:

(a)     New Ultra shall have executed and delivered to Administrative Agent, and Administrative Agent shall have executed, a Joinder Agreement;

(b)    New Ultra shall have executed and delivered to Administrative Agent a Security Agreement Supplement (as defined in the Security Agreement);

(c)    Administrative Agent shall have received and approved executed copies of all documentation evidencing or describing (i) the merger of Ultra into New Ultra, and (ii) to the extent applicable, the sale, transfer, or assignment of Collateral by Ultra to New Ultra;

(d)     Administrative Agent shall have received an appropriate financing statement duly filed in such office or offices as may be necessary or, in the opinion of Administrative Agent, desirable, to create in favor of the Administrative Agent, for the benefit of itself, the Lenders and the other Secured Parties, a first-priority perfected Lien on the Collateral of New Ultra, subject to Permitted Encumbrances, in form and substance acceptable to Administrative Agent in its sole discretion;

FIRST AMENDMENT TO CREDIT AGREEMENT

(e)    Administrative Agent shall have received (i) a certificate of New Ultra, executed by an officer of TMK NSG which shall (A) certify the resolutions of IPSCO’s Board of Directors for and on behalf of IPSCO, in IPSCO’s capacity as the sole member of TMK NSG, in TMK NSG’s capacity as the sole member of New Ultra, authorizing the execution, delivery and performance of the Loan Documents to which New Ultra is a party, (B) identify by name and title and bear the signatures of the officers of TMK NSG authorized to sign the Loan Documents to which New Ultra is a party, and (C) contain appropriate attachments, including the certificate of formation of New Ultra certified by the relevant authority of the jurisdiction of organization of New Ultra and a true and correct copy of New Ultra’s limited liability company agreement or other organizational or governing documents, (ii) a good standing certificate for New Ultra from its jurisdiction of organization or the substantive equivalent available in the jurisdiction of organization for New Ultra from the appropriate governmental officer in such jurisdiction, each in form and substance acceptable to Administrative Agent in its Permitted Discretion, and (iii) a properly completed and signed IRS Form W-8 or W-9, as applicable, for New Ultra;

(f)    Administrative Agent shall have received the results of a recent lien search in the jurisdiction where New Ultra is organized and in each jurisdiction where the assets of New Ultra are located, and such search shall reveal no Liens on any of the assets of New Ultra except for Permitted Encumbrances;

(g)    Administrative Agent shall have received a favorable legal opinion from counsel to each of the Loan Parties and New Ultra, in form and substance satisfactory to Administrative Agent in its sole discretion; and

(h)    (i) Administrative Agent and the Lenders shall have (A) received (1) all necessary credit approval, (2) all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, for New Ultra and certain Persons designated by Administrative Agent or any Lender as an “executive officer” or a “key shareholder”, and (3) such other documents as the Administrative Agent, the Issuing Bank, any Lender or their respective counsel may have reasonably requested, and (B) completed all legal and regulatory due diligence with respect to New Ultra, and (ii) the corporate structure, capital structure and other material debt instruments, material accounts and governing documents of New Ultra shall be acceptable to the Administrative Agent in its sole discretion.”

(b)    Section 6.03(a) of the Credit Agreement is hereby deleted in its entirety and replaced as follows:

“(a) No Loan Party will, nor will it permit any Subsidiary to, merge into or

FIRST AMENDMENT TO CREDIT AGREEMENT

consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Event of Default shall have occurred and be continuing (i) any Subsidiary of any Borrower may merge into a Borrower in a transaction in which such Borrower is the surviving entity, (ii) any Loan Party (other than a Borrower) may merge into any other Loan Party in a transaction in which the surviving entity is a Loan Party, (iii) any Subsidiary that is not a Loan Party may liquidate or dissolve if the Borrower which owns such Subsidiary determines in good faith that such liquidation or dissolution is in the best interests of such Borrower and is not materially disadvantageous to the Lenders, and (iv) upon not less than ten (10) days’ prior, written notice to Administrative Agent, (1) so long as each of the Ultra Reorganization Conditions has been satisfied, as determined by the Administrative Agent in its Permitted Discretion, Ultra may merge into ULTRA Premium Services, L.L.C., a Delaware limited liability company (“New Ultra”) and wholly-owned Subsidiary of TMK NSG, in a transaction in which New Ultra is the surviving entity, (2) so long as each of the IPSCO Kentucky Reorganization Conditions has been satisfied, as determined by the Administrative Agent in its Permitted Discretion, IPSCO Kentucky may merge into IPSCO Tubulars (KY), L.L.C., a Delaware limited liability company (“New IPSCO Kentucky”) and wholly-owned Subsidiary of TMK NSG, in a transaction in which New IPSCO Kentucky is the surviving entity, and (3) so long as each of the Dissolution Conditions has been satisfied, as determined by Administrative Agent in its Permitted Discretion, each of UPOS and UPOS GP may dissolve, so long as their assets are transferred or otherwise assigned to TMK NSG; provided that any such merger involving a Person that is not a wholly owned Subsidiary immediately prior to such merger shall not be permitted unless also permitted by Section 6.04.”

(c)    Upon the consummation of the transactions described in Section 6.04(a)(iv)(1) and (a)(iv)(2), each reference to (i) “IPSCO Kentucky” in the Credit Agreement and the other Loan Documents shall mean IPSCO Tubulars (KY), L.L.C., a Delaware limited liability company, and (ii) “Ultra” in the Credit Agreement and the other Loan Documents shall be a reference to ULTRA Premium Services, L.L.C., a Delaware limited liability company.

(d)    Schedule 3.05 to the Credit Agreement is hereby deleted in its entirety and replaced with Revised Schedule 3.05, in the form attached hereto.

SECTION 3.    Representations, Warranties and Covenants of Each Loan Party. Each of the Loan Parties represents and warrants to the Lenders and Administrative Agent and agrees that:

(a)     (i) neither UPOS nor UPOS GP owns or holds any assets, other than their respective Equity Interests in Ultra, which such Equity Interests will be canceled automatically and without further action upon consummation of the merger of Ultra with and into New Ultra, pursuant to and in accordance with Section 6.03(a) of the Loan Agreement, and (ii) no Collateral shall be transferred, sold, assigned, or otherwise disposed of by UPOS or UPOS GP in connection with or as a result of the dissolution of UPOS and UPOS GP pursuant to and in accordance with Section 6.03(a) of the Loan Agreement;

FIRST AMENDMENT TO CREDIT AGREEMENT

(b)    the representations and warranties contained in the Credit Agreement (as amended hereby) and the other outstanding Loan Documents are true and correct in all material respects at and as of the date hereof as though made on and as of the date hereof, except (i) to the extent specifically made with regard to a particular date and (ii) for such changes as are a result of any act or omission specifically permitted under the Credit Agreement (or under any Loan Document), or as otherwise specifically permitted by the Administrative Agent and the Lenders;

(c)    on the Amendment Effective Date, after giving effect to this Amendment, no Default or Event of Default will have occurred and be continuing;

(d)    the execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of, and duly executed and delivered by each of the Loan Parties, and this Amendment is a legal, valid and binding obligation of each of the Loan Parties, enforceable against such Persons in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting creditors’ rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and

(e)    the execution, delivery and performance of this Amendment do not conflict with or result in a breach by any of the Loan Parties of any term of any material contract, Credit Agreement, indenture or other agreement or instrument to which such Person is a party or is subject.

SECTION 4.    Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective (the “Amendment Effective Date”) upon satisfaction of each of the following conditions:

(a)    Each of the Loan Parties, the Lenders, and Administrative Agent shall have executed and delivered to the Administrative Agent this Amendment and such other documents as the Administrative Agent may reasonably request;

(b)    The Loan Parties shall have delivered to the Administrative Agent an updated Exhibit G to the Security Agreement, in form and substance satisfactory to Administrative Agent in its Permitted Discretion;

(c)    The Loan Parties shall have delivered to the Administrative Agent a replacement stock certificate representing the Equity Interests of TMK IPSCO Canada held by IPSCO, together with an undated stock power for such stock certificate executed in blank by a duly authorized officer of IPSCO, in form and substance satisfactory to Administrative Agent in its Permitted Discretion; and

(d)    All legal matters incident to the transactions contemplated hereby shall be reasonably satisfactory to counsel for the Administrative Agent.

FIRST AMENDMENT TO CREDIT AGREEMENT

SECTION 5.    Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

SECTION 6.    Costs and Expenses. Each of the Loan Parties hereby affirms its obligation under the Credit Agreement to reimburse the Administrative Agent for all reasonable, out of pocket expenses paid or incurred by the Administrative Agent and the Lenders in connection with the preparation, negotiation, execution and delivery of this Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Administrative Agent with respect thereto.

SECTION 7.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUCTED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

SECTION 8.    Effect of Amendment; Reaffirmation of Loan Documents. (a) The parties hereto agree and acknowledge that (i) nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Credit Agreement or the other outstanding Loan Documents other than as expressly set forth herein and (ii) the Credit Agreement (as amended hereby) and each of the other outstanding Loan Documents remain and continue in full force and effect and are hereby ratified and reaffirmed in all respects. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

(b)    Execution of this Amendment by the Lenders and Administrative Agent (i) shall not constitute a waiver of any Default or Event of Default that may currently exist or hereafter arise under the Credit Agreement, (ii) shall not impair, restrict or limit any right or remedy of the Lenders or Administrative Agent with respect to any Default or Event of Default that may now exist or hereafter arise under the Credit Agreement or any of the other Loan Documents, and (iii) shall not constitute any course of dealing or other basis for altering any obligation of any of the Loan Parties or any right, privilege or remedy of the Lenders and Administrative Agent under the Credit Agreement or any of the other Loan Documents.

SECTION 9.    Headings. Section headings in this Amendment are included herein for convenience of any reference only and shall not constitute a part of this Amendment for any other purposes.

SECTION 10.    Release. EACH OF THE LOAN PARTIES HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF SUCH LOAN PARTY’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDERS, ADMINISTRATIVE AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE

FIRST AMENDMENT TO CREDIT AGREEMENT

DIRECTORS, OFFICERS, ADMINISTRATIVE AGENTS, EMPLOYEES OR ATTORNEYS. EACH OF THE LOAN PARTIES HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES LENDERS, ADMINISTRATIVE AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, ADMINISTRATIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST LENDERS, ADMINISTRATIVE AGENT, OR THEIR RESPECTIVE PREDECESSORS, ADMINISTRATIVE AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM THE OBLIGATIONS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT. EACH OF THE LOAN PARTIES HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST LENDERS, ADMINISTRATIVE AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, ADMINISTRATIVE AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO LENDERS’ OR ADMINISTRATIVE AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF THE LOAN PARTIES TO LENDERS AND ADMINISTRATIVE AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[Remainder of page intentionally left blank with signature pages immediately to follow]

FIRST AMENDMENT TO CREDIT AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

IPSCO TUBULARS INC., a Delaware corporation

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

TMK IPSCO INTERNATIONAL, L.L.C., a Delaware limited liability company

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

IPSCO KOPPEL TUBULARS, L.L.C., a Delaware limited liability company

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

IPSCO TUBULARS (KY) INC., a Kentucky corporation

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

[continued on next page]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

ULTRA PREMIUM OILFIELD SERVICES, LTD., a Kentucky limited partnership

By:	UPOS GP, L.L.C., its general partner

By:	TMK NSG, L.L.C., a Delaware limited
liability company, its sole member

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

OTHER LOAN PARTIES:

TMK NSG, L.L.C., a Delaware limited liability company

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

UPOS, L.L.C., a Kentucky limited liability company

By:	TMK NSG, L.L.C., a Delaware limited liability company, its sole member

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

UPOS GP, L.L.C., a Kentucky limited liability company

By:	TMK NSG, L.L.C., a Delaware limited liability company, its sole member

By	/s/ Peter Dimitri Galitzine
	Name:	Peter Dimitri Galitzine
	Title:	Chairman & Chief Executive Officer

[continued on next page]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., individually and as Administrative Agent, Issuing Bank, Swingline Lender, and as a Lender

By	/s/ Christy L. West
	Name:	Christy L. West
	Title:	Authorized Officer

[continued on next page]

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

LENDERS:

BANK OF AMERICA, N.A., as a Lender

By	/s/ Lauren Trussell
	Name:	Lauren Trussell
	Title:	Vice President

SIGNATURE PAGE TO FIRST AMENDMENT TO CREDIT AGREEMENT

Revised Schedule 3.05

Properties

A. Owned Real Property1

2600 Texas Highway 99[2]
Baytown, TX 77520

10120 Houston Oaks Drive
Houston, TX 77064

1913 and 2011 7th Avenue
Camanche, IA 52730

1201 R Street
Geneva, NE 68361

6403 Sixth Avenue
Koppel, PA 16136

7501 Groening Street
Odessa, TX 79765

8216 Miller Rd. No. 3
Houston, TX 77049

8410 Miller Rd. No. 3
Houston, TX 77049

23rd Street and Duss Ave.
Ambridge, PA 15003

100 Steel Plant Road
Wilder, KY 41071

910 Lowell Street (Newport Land)
Newport, KY 41071
(parcels 3-14, 21 and 45)

B. Leased Real Property

10203 Sam Houston Park Drive, Suite 220
Houston, TX 77064

23911 Duss Ave.
Ambridge, PA 15003

5460 North State Highway 137
Blytheville, AR 72315
5610 Bird Creek Avenue
Catoosa, OK 74015

4000 Parkway Drive
Brookfield, OH 44403

[1]	The properties described in Section 6.05(j) (a 4.33 acre tract of land next to the company headquarters) and Section 6.05(k) (a 1.28 acre tract of land in Newport, KY) of the Credit Agreement are not listed in light of the expected sale of such properties as permitted by the Credit Agreement.
[2]	The subject property is also now known as 2600 E. Grand Parkway S. Baytown, Texas 77523.

C. Intellectual Property

Patents and Patent Applications

Grantor	Title	Jurisdiction	Official Reference	Status	Filing Date
Ultra	Tubular Connection with Helically Extending Torque Shoulder	Argentina	P130104348	Pending	26-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Australia	2013352493	Allowed	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Australia	2016201258	Pending	26-Feb-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Bolivia	SP-0365-2013	Pending	27-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Brazil	BR 112015012235-3	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Brazil	BR1320160073552	Pending	1-Apr-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Canada	2,892,670	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	China	ZL201380062028.1	Granted	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Colombia	16379	Granted	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Gulf Cooperation Council	2013/25868	Pending	26-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Gulf Cooperation Council	2016/30921	Pending	29-Feb-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Hong Kong	16101086.5	Pending	29-Jan-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Indonesia	P-00201503856	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Japan	2015-545142	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Korea	10-2015-7017131	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Malaysia	2015001388	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Mexico	MX/a/2015/006702	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Nigeria	4166	Granted	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Poland	P-412632	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Russia	2015124379	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Russia	2016107427	Pending	1-Mar-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Saudi Arabia	515360482	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Singapore	11201504148X	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Thailand	1501002842	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Ukraine	201505488	Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	United Arab Emirates		Pending	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	United Kingdom	2524675	Granted	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	United Kingdom	1602961.3	Pending	19-Feb-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	United States of America	9,677,346	Granted	25-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	United States of America	2014/0145433	Pending	18-Feb-16

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Uruguay	35.15	Pending	28-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Venezuela	2013-1491	Pending	28-Nov-13

Ultra	Tubular Connection with Helically Extending Torque Shoulder	Vietnam	1-2015-01898	Pending	25-Nov-13

Ultra	Tubular Connection and Associated Thread Form	Argentina	P120101789	Pending	18-May-12

Ultra	Tubular Connection and Associated Thread Form	Australia	2012259032	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Bolivia	SP-0162-2012	Pending	17-May-12

Ultra	Tubular Connection and Associated Thread Form	Brazil	BR112013027618-5	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Canada	2,834,586	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Chile	3323-2013	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	China	ZL201280024836.4	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Colombia	6435	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Eurasian Patent Organization	201301285	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	European Patent Convention	12724267.5	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Gulf Cooperation Council	2012/21202	Pending	6-May-12

Ultra	Tubular Connection and Associated Thread Form	Hong Kong	14107151.4	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Indonesia	W-00201306039	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Japan	2014-512909	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Japan	2016-228078	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Malaysia	PI 2013004087	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Mexico	340,698	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	New Zealand	616778	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Nigeria	1611	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Singapore	194916	Granted	21-May-12

Ultra	Tubular Connection and Associated Thread Form	South Africa	2013/07957	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	Ukraine	a2013-15154	Pending	21-May-12

Ultra	Tubular Connection and Associated Thread Form	United States of America	2012/0298249	Pending	24-May-11

Ultra	Tubular Connection and Associated Thread Form	United States of America	2017/0146160	Pending	2-Feb-17

Ultra	Tubular Connection and Associated Thread Form	Uruguay	34089	Pending	23-May-12

Ultra	Tubular Connection and Associated Thread Form	Venezuela	00678-2012	Pending	24-May-12

Ultra	Tubular Connection and Associated Thread Form	Vietnam	1-2013-03931	Pending	21-May-12

Ultra	Tubular Connection Center Shoulder Seal	Argentina	P140100276	Pending	29-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Australia	2014215661	Allowed	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Australia	2017202254	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Bolivia	SP00033-2014	Pending	4-Feb-14

Ultra	Tubular Connection Center Shoulder Seal	Brazil	BR112015018602-5	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Canada	2,900,152	Granted	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	China	201480007175.3	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Colombia	15-207915	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Gulf Cooperation Council	2014/26359	Pending	2-Feb-14

Ultra	Tubular Connection Center Shoulder Seal	Hong Kong	16103831.9	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Indonesia	P-00201505377	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Japan	2015-556081	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Korea	10-2015-7021061	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Malaysia	2015001944	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Mexico	MX/a/2015/009814	Allowed	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Nigeria	NG/PT/C/2015/1349	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Russia	2015137167	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Saudi Arabia	515360848	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Singapore	10201604647X	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Singapore	11201506085X	Granted	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Thailand	1501004413	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	Ukraine	A 2015 07421	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	United Arab Emirates	P986/15	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	United Kingdom	1702614.7	Pending	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	United Kingdom	GB2526963B	Granted	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	United States of America	9,388,925	Granted	28-Jan-14

Ultra	Tubular Connection Center Shoulder Seal	United States of America	2016/0281441	Pending	10-Jun-16

Ultra	Tubular Connection Center Shoulder Seal	Uruguay	35303	Pending	4-Feb-14

Ultra	Tubular Connection Center Shoulder Seal	Vietnam	1-2015-03082	Pending	28-Jan-14

Ultra	Tubular Connection	Argentina	AR016813	Granted	10-Aug-98

Ultra	Tubular Connection	United States of America	6,322,110	Granted	10-Aug-98

Ultra	Sealing System	United States of America	5,765,836	Granted	16-Jul-97

Ultra	Sealing System	United States of America	6,041,487	Granted	6-May-98

Ultra	Curvilinear Sealing System	United States of America	62/505,262	Provisional	12-May-17

Ultra	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,341,642	Granted	24-Sep-99

Ultra	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,502,627	Granted	17-Sep-01

Ultra	Differential Quench Method and Apparatus	United States of America	6,374,901	Granted	9-Jul-99

Ultra	Coiler Drum with Raised Surfaces	United States of America	7,237,414	Granted	3-Jul-07

Ultra	High-Strength MicroAlloy Steel	United States of America	7,220,325	Granted	2-Oct-03

Ultra	Process For Making High-Strength MicroAlloy Steel	United States of America	6,682,613	Granted	3-Apr-02

Ultra	Swaged Pin End of Pipe Connection	United States of America	6,024,646	Granted	2-Oct-97

Ultra	Controllable Variable Magnetic Field Apparatus for Flow Control of Molten Steel in a Casting Mold	United States of America	6,006,822	Granted	1-Jul-98

Ultra	Differential-Quench Method and Apparatus	United States of America	6,374,901	Granted	9-Jul-99

Ultra	Differential-Quench Method and Apparatus	United States of America	6,557,622	Granted	19-Feb-02

Ultra	Tubular Connection	United States of America	6,322,110	Granted	10-Aug-98

Ultra	Method for Producing Sealing Surfaces on a Tubular Member	United States of America	6,041,487	Granted	6-May-98

Trademark Registrations/Applications

Trademark	Entity	Official Number	Country	Status
IPSCO	IPSCO Tubulars	2478141	US	Registered

IPSCO	IPSCO Tubulars	TMA138883	Canada	Registered

TMK IPSCO (& Design)	IPSCO Tubulars	4204363	US	Registered

TMK IPSCO (& Design)	IPSCO Tubulars	TMA829496	Canada	Registered

TORQ	IPSCO Tubulars	87137337	US	Pending

Integrated Well Solutions	IPSCO Tubulars	1819356	Canada	Pending

Laser Quality Plate	IPSCO Tubulars	TMA546176	Canada	Registered

Goose (Design)	IPSCO Tubulars	TMA138895	Canada	Registered

Flying Goose Profile (Design)	IPSCO Tubulars	TMA574532	Canada	Registered

COPYRIGHT REGISTRATIONS

Copyright Title	Registration No.	Recordation Date	Jurisdiction	Entity
Assorted overlays related to the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Excel workbooks containing design models for ULTtra-FJ, ULTra-SFJ, and ULTra-FX products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Excel workbooks containing design models for ULTtra-FJ, ULTra-SFJ, and ULTra-FX products of the ULT product line & 4 other titles.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Existing drawings of produced products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Manufacturing and quality control specifications for the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Marketing literature for the products of the ULT product line.	V3535D500	28-Feb-06	United States	Ultra Premium Oilfield Services, Ltd.

Copyright Applications

None.